UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2025

McGraw Hill, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-42764

(Commission File Number)

87-1259704

(I.R.S. Employer Identification No.)

8787 Orion Place Columbus, OH 43240

(Address of principal executive offices and zip code)

614-430-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	MH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Leadership and Board of Directors Changes

On December 30, 2025, Simon Allen notified the Board of Directors (the “Board”) of McGraw Hill, Inc. (the “Company”) of his intention to retire from his position as the Company’s President and Chief Executive Officer (“CEO”), effective as of February 9, 2026 (the “Transition Date”). Mr. Allen’s retirement is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On January 2, 2026, the Board appointed Philip Moyer to succeed Mr. Allen as President and CEO, effective as of the Transition Date. Also effective as of the Transition Date, and in connection with his appointment as President and CEO, Mr. Moyer will become an executive officer of the Company. The Board also appointed Mr. Moyer to the Board on January 2, 2026, to be effective on the Transition Date.

In connection with the CEO succession, the Board increased the size of the Board from nine to 11 directors, effective as of the Transition Date, with the newly created directorships being allocated to Classes I and II of the Board, in accordance with the Company’s Second Amended and Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on July 23, 2025 (the “Certificate of Incorporation”), and Investor Rights Agreement, entered into as of July 23, 2025 (the “Investor Rights Agreement”), by and between the Company and PE Mav Holdings, LLC (“PE Mav Holdings”). Also effective as of the Transition Date, Mr. Moyer and Eric Worley were appointed as members of the Board to fill such vacancies, with Mr. Worley serving as a Class I director and Mr. Moyer serving as a Class II director until their terms expire at the Company’s annual meeting of stockholders in 2026 and 2027, respectively, at which time each will stand for election by the Company’s stockholders. Mr. Moyer and Mr. Worley will not receive compensation in connection with their service on the Board, other than for reasonable and necessary out-of-pocket expenses incurred in connection with attending Board meetings or performing other services for the Company in their capacities as a director.

Effective as of the Transition Date, Mr. Allen will cease to serve as President and CEO of the Company, but he will remain with the Company as Chair of the Board. On January 5, 2026, in connection with his transition, the Company entered into a transition agreement with Mr. Allen pursuant to which, in recognition of the transition services to be provided by Mr. Simon and in exchange for a release of claims in the Company’s favor, Mr. Allen will remain eligible to receive (i) an annual bonus under the Company’s Annual Incentive Plan (the “AIP”) for the fiscal year ending March 31, 2026, determined based on actual Company performance, subject to his continued Board service through the bonus payment date and without any pro-ration for his partial period of service as President and CEO; (ii) a quarterly cash transition supplement of $42,500 through the earlier of (x) his ceasing to serve as Chair or (y) December 31, 2028 (pro-rated for the first quarter of 2026); and (iii) for so long as Mr. Allen is a member of the Board, the Company’s external tax provider will continue to provide tax services to him through the UK tax year that ends April 5, 2027. Further, following the Transition Date, Mr. Allen will receive compensation in accordance with the Company’s non-employee director compensation policy, which provides, in relevant part, for (i) an annual cash retainer of $100,000; (ii) an annual restricted stock unit award to be granted on the date of the Company’s annual meeting of stockholders with a grant date value of  $185,000, with such award vesting on the earlier of the date of the Company’s next annual meeting of stockholders or the one-year anniversary of the date of the grant (and the first such grant to be made as of the first annual meeting of the Company’s stockholders following Mr. Allen’s retirement); and (iii) reimbursement for reasonable and necessary out-of-pocket expenses incurred in connection with attending Board meetings or performing other services for the Company in the capacity as a director.

The foregoing description of Mr. Allen’s transition agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference in this Item 5.02.

Mr. Moyer, age 60, most recently served as Vimeo, Inc.’s (“Vimeo”) CEO, beginning in April 2024. Prior to joining Vimeo, Mr. Moyer served as Global VP of Applied AI Engineering and Business Development and VP of Strategic Industries at Google Cloud, a division of Alphabet Inc., a role he held since July 2019. Prior to Alphabet Inc., Mr. Moyer was Director of Financial Services at Amazon Web Services, a division of Amazon.com, Inc, where he managed Banking, Capital Markets, Insurance and Payments. Mr. Moyer previously managed a venture capital portfolio in FinTech, Healthtech, and MarTech at Safeguard Scientifics, Inc., a public venture development company. Additionally, Mr. Moyer was CEO of two financial technology companies, EDGAR Online, Inc., a provider of financial data, analytics and disclosure management solutions, and Cassiopae, S.A., a French software company in the commercial banking market. Mr. Moyer also spent 15 years at Microsoft Corporation, a global technology company, where he managed global customer teams, industry teams and services organizations. Prior to Microsoft Corporation, Mr. Moyer was co-founder of Orion Systems Group, an EdTech startup focused on special needs students. Mr. Moyer holds a Computer Science degree from the University of Pittsburgh and started his career as a software engineer for nuclear submarines at GE Aerospace, a division of General Electric Company. Mr. Moyer previously served on the board of directors of Vimeo from 2024 to 2025, Safeguard Scientifics, Inc. from 2010 to 2015 and EDGAR Online, Inc. from 2007 to 2010.

Mr. Worley, age 54, joined Platinum Equity Advisors, LLC in 2001. Mr. Worley is currently a Managing Director at Platinum Equity Advisors and is responsible for financial due diligence and supporting the structuring and execution of acquisition and divestiture transactions. Post-acquisition, he also has responsibilities related to monitoring and oversight of financial performance at select portfolio companies. Since joining Platinum Equity Advisors, Mr. Worley has served as an officer, director and member of the operating council for a number of Platinum Equity’s privately held portfolio companies and serves on the board of directors of Ingram Micro Holding Corporation (NYSE: INGM). Prior to joining Platinum Equity Advisors, Mr. Worley was with Ernst & Young LLP in its Transaction Support and Audit practices in Los Angeles and London. Mr. Worley holds an Accounting degree from Michigan State University and is a former Certified Public Accountant in the State of California.

Compensation Arrangements with Philip Moyer

On January 2, 2026, the Company entered into an employment agreement with Mr. Moyer, setting forth the terms of his employment and compensation (the “Employment Agreement”). The Employment Agreement provides for “at-will” employment and does not have a stated duration or term. Under the terms of the Employment Agreement, Mr. Moyer is entitled to a base salary of not less than $1,200,000 and is eligible for an annual incentive bonus award under the Company’s AIP, with a target bonus amount equal to $1,800,000 and the actual amount payable based on the actual achievement of annual performance objectives established under the AIP for the applicable fiscal year, as determined by the Board or the compensation committee thereof (including participation in the AIP for the fiscal year ending March 31, 2026 on a pro rata basis). In addition, Mr. Moyer is entitled to a sign-on bonus in an amount equal to $2,500,000 (the “Sign-On Bonus”), payable in two equal installments, the first of which will be paid within thirty (30) days of the Transition Date, and the second of which will be paid on the first anniversary thereof. Each installment of the Sign-On Bonus is repayable if Mr. Moyer’s employment is terminated for “cause” or if Mr. Moyer voluntarily resigns without “good reason” (as each such term is defined by reference in the Employment Agreement) within 12 and 24 months of the Transition Date, respectively. Mr. Moyer will also receive a housing stipend equal to $8,000 per month.

Mr. Moyer is also entitled to an award of restricted stock units (“RSUs”) with a fair market value of $8,000,000 (the “Initial Equity Award”), to be granted under the McGraw Hill, Inc. 2025 Stock Incentive Plan (the “Stock Incentive Plan”). Fifty percent of the Initial Equity Award will vest subject to time-based vesting conditions (the “Sign-On RSUs”), with one-third of the Sign-On RSUs vesting on each of the first three anniversaries of the Transition Date, and the remaining fifty percent of the Initial Equity Award (the “Sign-On PSUs”) will be eligible to vest on the third anniversary of the Transition Date subject to additional performance-based vesting conditions, with either 25%, 50%, 75% or 100% of the Sign-On PSUs vesting upon the achievement of a volume-weighted average price of the Company’s common stock (the “VWAP”) during the twenty trading days immediately preceding the third anniversary of the Transition Date (the “PSU Vesting Date”) of $28.00, $32.00, $38.00 or $40.00 (each such share price, a “Target Share Price”), respectively, subject to Mr. Moyer’s continued service on such date. Any Sign-On PSUs that do not vest on the PSU Vesting Date will remain eligible to vest on the last day of each of the first eight quarterly anniversaries immediately following the PSU Vesting Date, generally in accordance with the same performance metrics described above. Separately, Mr. Moyer will be granted the opportunity under the Stock Incentive Plan to purchase shares of the Company’s common stock with a fair market value of up to $1,500,000 as of the applicable date of purchase, and an equal number of restricted stock units will be granted to him (the “Matching RSUs”), with one-third of the Matching RSUs vesting on the grant date, and the remaining two-thirds vesting in equal installments on the first and second anniversaries of the applicable grant date, subject to Mr. Moyer’s continued service on such date.

In the event Mr. Moyer experiences a Qualifying Termination (as defined in the Severance Plan (as defined below)), Mr. Moyer will vest in the number of Sign-On RSUs that would have vested on the next regularly scheduled vesting date had his employment not been terminated and, if such Qualifying Termination occurs before the PSU Vesting Date, a pro-rated number of the Sign-On PSUs (based on the number of days between the Transition Date and the PSU Vesting Date) will remain outstanding and eligible to vest on the PSU Vesting Date if (and to the extent that) the applicable Target Share Price hurdles are met, as though no such termination of employment occurred.

If Mr. Moyer’s employment is terminated in connection with a Change in Control (as defined in the Stock Incentive Plan) in which the Initial Equity Award and Matching RSUs are assumed or substituted by the acquiror, such awards will accelerate on a “double trigger” basis such that if Mr. Moyer’s employment with the Company is terminated by the Company without “cause” within the first 12-month period following such Change in Control, then any such assumed or substituted award held by Mr. Moyer that is then unvested will fully vest. Any assumption or substitution by an acquiror of the Sign-On PSUs would generally be determined based on actual performance and would remain subject to time-based vesting through the end of the PSU Vesting Date. If the Initial Equity Award and Matching RSUs are not assumed or substituted by the acquiror in connection with a Change in Control, then the portion of such awards that is then unvested will fully vest, with the vesting of the Sign-On PSUs determined based on actual performance.

Mr. Moyer will also be entitled to receive certain post-employment payments and benefits under the McGraw-Hill Education, Inc. Executive Severance Plan (the “Severance Plan”). That is, in the event of a Qualifying Termination, in addition to any compensation and benefits that have been accrued or earned but not yet paid, Mr. Moyer would be entitled to the payments and benefits set forth in the Severance Plan, as augmented or modified by the Employment Agreement, as follows: (i) continued payment of his then-current annual base salary for 18 months following the termination date; (ii) pro-rated annual bonus payment for the fiscal year in which the termination date occurs, determined based on actual performance and payable at such time that annual bonuses are paid to the Company’s other executive officers; and (iii) subsidized COBRA continuation coverage for up to 18 months following the date of termination.

Mr. Moyer’s entitlement to the equity acceleration rights and severance payments and benefits described above is subject to his execution and non-revocation of a general release of claims. Further, Mr. Moyer’s entitlement to the severance benefits and payments described above is also generally subject to his continued compliance with certain applicable restrictive covenants (including those set forth in the Employment Agreement and the Severance Plan).

The foregoing description of Mr. Moyer’s Employment Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated by reference in this Item 5.02.

Except as described above, there is no arrangement or understanding between Mr. Moyer or any other person and the Company or any of its subsidiaries pursuant to which he was appointed as an officer and director of the Company. Mr. Worley was appointed as a director of the Company pursuant to the Certificate of Incorporation and Investor Rights Agreement, which, among other things, provides PE Mav Holdings with the right to nominate directors to the Board of the Company. Messrs. Moyer and Worley will not initially sit on any committee of the Board and do not have any family relationships with any director or executive officer of the Company, and there are no transactions in which either Mr. Moyer or Mr. Worley has a direct or indirect material interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

On January 6, 2026, the Company issued a press release announcing (i) Mr. Allen’s resignation as the Company’s President and CEO and continued role as Chair of the Board and (ii) Mr. Moyer’s appointment as the Company’s President and CEO and as a director of the Board, each effective as of the Transition Date. A copy of the press release is attached as Exhibit 99.1 hereto.

The information being furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liability of that section, and shall not be incorporated by reference into any other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This report includes statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology, including terms such as “believes,” “estimates,” “anticipates,” “expects,” “projects,” “intends,” “plans,” “may,” “will,” “should” or “seeks,” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts and include, but are not limited to, statements regarding the Company’s intentions, beliefs or current expectations concerning, among other things, the Company’s results of operations, financial condition, liquidity, prospects, growth, strategies and the industry in which it operates. By their nature, forward-looking statements involve risks and uncertainties, as they relate to events and depend on circumstances that may or may not occur in the future. The Company’s expectations, beliefs and projections are expressed in good faith, and the Company believes there is a reasonable basis for them; however, the Company cautions readers that forward-looking statements are not guarantees of future performance and that the Company’s actual results of operations, financial condition and liquidity, and the developments in the industry in which the Company operates, may differ materially from those made in or suggested by the forward-looking statements contained in this report. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements contained in this report, including those described under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s final prospectus filed pursuant to Rule 424(b) under the Securities Act, filed on July 24, 2025, the Company’s Quarterly Report on Form 10-Q, filed on November 12, 2025, and in other filings made with the U.S. Securities and Exchange Commission. In addition, even if our results of operations, financial condition and liquidity, and the developments in the industry in which we operate are consistent with the forward-looking statements contained in this report, those results or developments may not be indicative of results or developments in subsequent periods. Any forward-looking statements the Company makes in this report speak only as of the date of such statement. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Transition Agreement by and among McGraw Hill, Inc., McGraw-Hill Education (U.K.) Limited and Simon Allen, dated January 5, 2026.

10.2	Employment Agreement by and between McGraw Hill, Inc. and Philip Moyer, dated January 2, 2026.

99.1	Press Release of McGraw Hill, Inc. dated January 6, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 6, 2026

MCGRAW HILL, INC.

By:	/s/ David Stafford
Name:	David Stafford
Title:	Executive Vice President, General Counsel and Secretary